UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  July 26, 2006

RELIANT ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-16455	76-0655566
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1000 Main Street	77002
Houston, Texas	(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: (713) 497-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

In this Current Report on Form 8-K (Form 8-K), “Reliant Energy” refers to Reliant Energy, Inc., and “we,” “us” and “our” refer to Reliant Energy and its subsidiaries.

Item 7.01.         Regulation FD Disclosure.

Reliant Energy, Inc. announced today that it is soliciting consents from all holders of:

•                  Three series of its outstanding Senior Secured Notes (collectively, the “Notes”):

•                  9.25% Senior Secured Notes due 2010 (CUSIP No. 75952BAF2);

•                  9.50% Senior Secured Notes due 2013 (CUSIP No. 75952BAJ4); and

•                  6.75% Senior Secured Notes due 2014 (CUSIP No. 75952BAM7); and

•                  Five series of Pennsylvania Economic Development Financing Authority’s outstanding Exempt Facilities Revenue Bonds (Reliant Energy Seward, LLC Project) (collectively, the “Bonds”):

•                  Series 2001A (CUSIP No. 708686BJ8);

•                  Series 2002A (CUSIP No. 708686BM1);

•                  Series 2002B (CUSIP No. 708686BN9);

•                  Series 2003A (CUSIP No. 708686BK5); and

•                  Series 2004A (CUSIP No. 708686BL3).

The consents are being solicited with respect to proposed amendments to the Indentures governing the Notes and the Guarantee Agreements governing Reliant Energy’s guarantees of the Bonds.

Reliant Energy is currently negotiating to enter into a new retail credit structure.  The primary purpose of the consent solicitation is to amend the Indentures and the Guarantee Agreements to permit Reliant Energy to enter into the new retail credit structure.

The new retail credit structure is intended to substantially eliminate collateral postings and reduce liquidity requirements associated with procuring supply for Reliant Energy’s retail energy business.  If consummated, the new retail credit structure will include (1) a credit support agreement pursuant to which the credit support provider will agree to provide guarantees on behalf of Reliant Energy’s retail energy business and post collateral to counterparties in supply transactions related to the retail energy business, and (2) a credit facility to finance the working capital needs of the retail energy business, each of which will be secured on a first lien basis by the assets of the retail energy business.

The proposed amendments to the Indentures and the Guarantees would:

•                  amend the restrictions on liens and indebtedness in the Indentures and the Guarantee Agreements to permit the liens contemplated by the credit support agreement and the new working capital credit facility and to permit the indebtedness associated with the new working capital credit facility;

•                  amend the restrictions in the Indentures and the Guarantee Agreements on limitations on distributions by Reliant Energy’s subsidiaries to permit restrictions on the ability of the retail energy business to upstream money to Reliant Energy; and

•                  make certain other technical amendments to the Indentures and the Guarantee Agreements to permit the new retail credit structure.

In addition to amendments relating to the new retail credit structure, the proposed amendments would conform the definition of “Significant Subsidiary” in the Indentures relating to the 9.25% Senior Secured Notes due 2010 and the 9.50% Senior Secured Notes due 2013 to the definition of this term in the Indenture relating to the 6.75% Senior Secured Notes due 2014 and in the Guarantee Agreements.

The Consent Solicitation is being made to all persons in whose name a Note or Bond is registered on July 25, 2006. The solicitation will expire at 5:00 p.m., New York City time, on Thursday, August 3, 2006, unless extended or terminated by Reliant Energy.  For the proposed amendments to be approved with respect to any series of Notes or Bonds, holders of record must grant (and not revoke) valid consents in respect of a majority in aggregate principal amount of all outstanding Notes or Bonds of such series. Holders of Notes or Bonds will be able to revoke their consents as to any series of Notes or Bonds until the time and date on which Reliant Energy announces that the requisite consent to approve the amendments has been achieved for such series of Notes or Bonds.

Promptly after the expiration of the consent solicitation and the satisfaction or waiver of all conditions to the consent (as set forth in the consent solicitation statement described below) applicable to a series of Notes or Bonds, the Company will cause to be paid to each holder of Notes or Bonds of such series who has delivered (and has not revoked) a valid consent prior to the expiration of the consent solicitation a cash consent fee of $1.25 for each $1,000 in principal amount of Notes or Bonds in respect of which such consent has been delivered.

The detailed terms and conditions of the consent solicitation are contained in a consent solicitation statement dated July 26, 2006, included with this Form 8-K as Exhibit 99.1.

Item 9.01.         Financial Statements and Exhibits.

(d)  We furnish the following exhibit:

99.1—Consent Solicitation Statement dated July 26, 2006.

INFORMATION FURNISHED

The information in Item 7.01 and Exhibit 99.1 of this Form 8-K is being furnished, not filed.  Accordingly, the information will not be incorporated by reference into any registration statement filed by Reliant Energy under the Securities Act of 1933, as amended, unless specifically identified as being incorporated by reference therein.

CAUTIONARY STATEMENTS REGARDING FORWARD-LOOKING INFORMATION

This Form 8-K contains “forward-looking statements” within meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Act of 1934.  Forward-looking statements are statements that contain projections, estimates or assumptions about our revenues, income and other financial items, our plans for the future, future economic performance, transactions and dispositions and financings related thereto. Forward-looking statements relate to future events and anticipated revenues, earnings, business strategies, competitive position or other aspects of our operations or operating results. In many cases you can identify forward-looking statements by terminology such as “anticipate,” “estimate,” “believe,” “continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “should,” “will,” “expect,” “objective,” “projection,” “forecast,” “goal,” “guidance,” “outlook,” “effort,” “target” and other similar words.  However, the absence of these words does not mean that the statements are not forward-looking.

We have based our forward-looking statements on management’s beliefs and assumptions based on information available to management at the time the statements are made. Actual results may differ materially from those expressed or implied by forward-looking statements as a result of many factors or events, including the ongoing negotiation of the retail credit structure, legislative and regulatory developments, the effects of competition, financial market conditions, the timing and extent of changes in commodity prices and interest rates, weather conditions, changes in our business plan and other factors we discuss in our other filings with the Securities and Exchange Commission, including the discussions under “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operation” in our Annual Report on Form 10-K for the year ended December 31, 2005.

Each forward-looking statement speaks only as of the date of the particular statement and we undertake no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RELIANT ENERGY, INC.
(Registrant)
Date: July 26, 2006	By:	/s/ Thomas C. Livengood
Thomas C. Livengood
Senior Vice President and Controller

EXHIBIT INDEX

Exhibit
Number	Exhibit Description
99.1	Consent Solicitation Statement dated July 26, 2006.